Oppenheimer SteelPath MLP Income Fund

Supplement dated October 30, 2014

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information ("SAI") of Oppenheimer SteelPath MLP Income Fund (the "Fund"), each dated March 28, 2014, and is in addition to any other supplements.

Effective December 12, 2014:

The following information is added to the sections titled “More About Your Account” beginning on page 16 of the Prospectus and “How to Buy Shares” beginning on page 57 of the SAI:

Effective as of the close of the New York Stock Exchange (NYSE) on December 12, 2014 (the "Closing Date"), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund, subject to the following exceptions:

•	Existing shareholders of the Fund can continue to purchase new shares of the Fund, exchange shares of other funds into the Fund, and make purchases through dividend and capital gain reinvestments.

•	Existing shareholders of the Fund in broker/dealer wrap-fee programs can continue to purchase shares and exchange into the Fund. Existing broker/dealer wrap-fee programs can add new shareholders (except for group retirement plans as described below). The Fund will not be permitted to be added new broker/dealer wrap-fee platforms.

•	Existing registered investment advisor (RIA) and bank trust firms that have an investment allocation to the Fund in a fee-based, wrap or advisory account, can continue to add new clients, purchase shares, and exchange into the Fund except for group retirement plans described below. The Fund will not be available to new RIA and bank trust firms.

•	Existing shareholders of the Fund in group retirement plans can continue to purchase shares of the Fund and exchange into the Fund. Group retirement plans may include but are not limited to defined contribution (DC), 401(k) (including “Single K”), 403(b),pension and profit sharing plans, defined benefit plans (including “Single DB Plus”), SIMPLE IRAs and SEP IRAs. New participants in such plans that currently offer the Fund as an investment option can elect to purchase new shares of the Fund. However, the Fund will be closed to new group retirement plans. Group retirement plans that have included the Fund for use under the plan prior to the Closing Date will have until March 13, 2015 to fund the account.

•	The Fund reserves the right, in its discretion, to accept purchases and exchanges from institutional investors which may include, among others, corporations, endowments, foundations and insurance companies.

Existing shareholders as of the Closing Date who later sell all of their shares of the Fund will not be permitted to establish new accounts in the Fund unless such purchase is through an exception listed above.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Fund’s investment adviser and its affiliates, its parent company and the subsidiaries of its parent company will not be permitted to establish a new account of the Fund after the Closing Date unless such purchase is through an exception listed above.

Effective January 1, 2015:

1.	The following is added to the section titled “Reduced Class A Sales Charges” in the Fund’s prospectus:

Class A Purchases at Net Asset Value. Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers.

2.	The section titled “Class A Contingent Deferred Sales Charge” in the Fund’s Prospectus is deleted in its entirety and replaced by the following:

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except as described in an Appendix to the Statement of Additional Information). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

The Distributor pays concessions from its own resources equal to 0.75% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans) plus advances the service fee for those purchases. The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Due to the special tax characteristics of the Fund because of its investment primarily in MLPs, investment within a retirement account may present special considerations that would not apply within a non-retirement account. Before investing, investors are strongly encouraged to consult a qualified tax expert or financial advisor.

3.	The third bullet point in the section titled “About Class Y Shares” in the Fund’s Prospectus and the section titled “Class Y Share Availability” in the Fund’s SAI is deleted in its entirety and replaced by the following:

•	Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, subject to the requirement to receive Fund documents electronically through eDocs Direct.

4.	The section titled “Distribution and Service Plan for Class A Shares” in the Fund’s Prospectus is deleted in its entirety and replaced by the following:

Distribution and Service Plan for Class A Shares. The Fund has adopted a distribution and service plan for Class A shares that compensates the Distributor for a portion of the costs in connection with the distribution of shares, maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing services related to the distribution of shares, personal service and maintaining the accounts of their customers that hold Class A shares. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally pays intermediaries the service fee in advance for the first year after shares are purchased and then pays that fee periodically. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

5.	The second paragraph under the list of funds in the section titled “Trustees and Officers of the Fund” in the Fund’s SAI is deleted in its entirety and replaced with the following:

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund and other Oppenheimer funds that offer Class Y shares. Such purchases of Class A shares or Class Y shares are subject to the requirement to receive Fund documents electronically through eDocs Direct.

6.	The first paragraph in the section titled “Class A Distribution and Service Plan” in the Fund’s SAI is deleted in its entirety and replaced by the following:

Class A Distribution and Service Plan. Under the Class A distribution and service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A distribution and service plan permits the Fund to compensate the Distributor at an annual rate of up to 0.25% of the Class A average net assets. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally makes payments to recipients in advance for the first year after shares are purchased and then makes payments periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or its customers.

7.	The first paragraph in the section titled “Class A Sales Charges Reductions and Waivers” in the Fund’s SAI is deleted in its entirety and replaced by the following:

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses, or when a financial intermediary has entered into an agreement with the Distributor and has been approved by the Distributor to offer shares to self-directed brokerage accounts that may or may not charge transaction fees to customers. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

8.	The second bullet point under Section II.A of the Appendix A to the Fund’s SAI is deleted in its entirety and replaced by the following:

•	Subject to the requirement to receive Fund documents electronically though eDocs Direct, purchases by present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

9.	The following is added to the section titled “II.A Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.” in the Appendix A to the Fund’s SAI:

•	Purchases made by clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers.

October 30, 2014	PS1390.003